UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 7, 2024, Ascend Wellness Holdings, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 3, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect six (6) directors to serve on the Company’s board of directors (the “Board”) until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); and (ii) to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 (“Proposal 2”). At the Annual Meeting, the holders of 150,584,364 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting results with respect to each of the proposals acted upon at the Annual Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Election of Directors
The following six (6) nominees, unanimously recommended by the Board, each of whom were named in the Proxy Statement, were elected to serve on the Board to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Abner Kurtin	88,412,388	7,340,416	54,831,560
John Hartmann	91,925,067	3,827,737	54,831,560
Samuel Brill	88,837,778	6,915,026	54,831,560
Scott Swid	95,341,862	410,942	54,831,560
Josh Gold	91,604,488	4,148,316	54,831,560
Francis Perullo	91,654,840	4,097,964	54,831,560
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The appointment of Macias Gini & O'Connell LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
150,256,263	80,511	29,494	298,607

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1‡	Press release dated May 7, 2024
‡    Document has been furnished, is not deemed filed and is not to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language contained in any such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

May 7, 2024	/s/ Mark Cassebaum
Mark Cassebaum Chief Financial Officer (Principal Financial Officer)
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